QUARTERLY FINANCIAL INFORMATION (UNAUDITED) (Tables)	12 Months Ended
Dec. 31, 2016
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Information
The following table sets forth selected financial information for all of the quarters, consisting of 14 and 13 weeks during the years ended December 31, 2016 and December 26, 2015, respectively, (in thousands, except per share data):

	First		Second		Third		Fourth
	2016	2015	2016	2015	2016	2015	2016	2015
Net sales	$682,151	$633,025	$872,093	$838,171	$826,665	$762,275	$859,584	$653,600
Gross profit	102,739	79,582	131,487	112,443	118,054	110,706	122,310	97,173
Net earnings	20,255	10,804	34,237	26,884	28,764	26,883	22,241	20,561
Net earnings attributable to controlling interest	19,212	10,162	33,398	25,976	27,819	25,556	20,750	18,901
Basic earnings per share	0.95	0.51	1.64	1.29	1.36	1.26	1.02	0.93
Diluted earnings per share	0.95	0.51	1.64	1.28	1.36	1.26	1.02	0.93